Exhibit 10.7

Assignment to CCEAR nº 28500

FORM OF ASSIGNMENT OF CONTRACT FOR MARKETING OF ELECTRIC ENERGY IN REGULATED ENVIRONMENT AND OTHERS - CCEAR

FIRST ASSIGNMENT OF CCEAR CONTRACT No. 28500 (“ASSIGNMENT “), EXECUTED BY AND BETWEEN GPE SERGIPE, CELSE AND [__________].

By this contract and in due legal form, GPE SERGIPE - EMPREENDIMENTOS SPE LTDA, a company authorized to market electric energy (power), with registered office at VENIDA RIO BRANCO, 186, SALA 506 EDIF OVIEDO TEIXEIRA, CENTRO, ARACAJU - SE, taxpayer identification number CNPJ/MF 20.095.481/0001-73, hereinafter referred to as ASSIGNOR; CELSE - CENTRAIS ELETRICAS DE SERGIPE S.A., company authorized to market electric energy, with registered office at RODOVIA CESAR FRANCO SE 100, S/N, RURAL, BARRA DOS COQUEIROS - SE, taxpayer identification number CNPJ/MF 23.758.522/0001-52, hereinafter referred to as ASSIGNEE; [__________], company holder of concession for the provision of public services of distribution of electricity, with registered office at [__________], taxpayer identification number [__________], hereinafter referred to as CONSENTING INTERVENING PARTY; when jointly referred to PARTIES, herein represented by their undersigned legal representatives, pursuant to its constitutional documents;

WHEREAS:

1. GPE SERGIPE - EMPREENDIMENTOS SPE LTDA., a company authorized to market electric energy, with registered office at AVENIDA RIO BRANCO, 186, SALA 506 EDIF OVIEDO TEIXEIRA, CENTRO, ARACAJU - SE, taxpayer identification number CNPJ/MF 20.095.481/0001-73, hereinafter SELLER, and [__________], a company holder of concession for the provision of public services of distribution of electricity, with registered office at [__________], taxpayer identification number [__________], hereinafter referred to as BUYER, participated in the 21st Auction of New Energy, promoted by ANEEL, held on April 30, 2015, in accordance with Notice 03/2015-ANEEL;

2. as a result of the Auction, SELLER and BUYER executed CCEAR CONTRACT Nº 28500;

Assignment to CCEAR nº 28500

3. SELLER was granted a concession, permission or authorization to market electric energy through Ordinance No. 530, of 23 November 2015;

3.1 ANEEL transferred to ASSIGNEE, through Authorization Resolution n° 6.431, of 20 June 2017, the ownership of the authorization granted to ASSIGNOR;

4. the CONTRACT establishes that, in the case of change of title to ASSIGNOR’s authorization, observing the conditions covenanted in the CONTRACT, subrogation of the rights and obligations deriving from it is previously and expressly assured; and

5. ASSIGNOR or ASSIGNEE requested to the Chamber of Marketing of Electric Energy - CCEE the alteration of data in the above mentioned instrument.

the Parties herein agree to execute this ASSIGNMENT, which shall be governed by the conditions and clauses set out below:

CLAUSE 1 – PURPOSE

The purpose of this ASSIGNMENT is to transfer and subrogate, from ASSIGNOR to ASSIGNEE, irrevocably and irreversibly, all the rights and obligations arising from the CONTRACT.

CLAUSE 2

The PARTIES undertake to promote any and all alteration and/or adjustment regarding the financial guarantees related to the CONTRACT and its annexes, including with the Managing Bank, for proper and faithful compliance with the obligations set forth in the CONTRACT.

For such, ASSIGNEE and CONSENTING INTERVENING PARTY are obliged to constitute a new financial guarantee, according to the type(s) contemplated in the respective Auction Notice and in the CONTRACT.

CLAUSE 3

It also informs the change “Seller's DATA RELATIVE TO COMMUNICATION BY ONE PARTY TO THE OTHER”, as follows:

If to SELLER:

C/O: Marylam Sales

Tel.: (11) 2828-9750

Fax:

Email: marylam.sales@celse.com.br

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Assignment to CCEAR nº 28500

CLAUSE 4

This ASSIGNMENT shall be forwarded to the CCEE, by certified copy or as may be established in the Marketing Procedure.

CLAUSE 5

The PARTIES agree that all other clauses and conditions of the CONTRACT, not modified by this ASSIGNMENT and not conflicting with it, are herein ratified the PARTIES, remain unchanged and valid.

IN WITNESS HEREOF, the PARTIES execute this instrument.

[__________], [__________]

ASSIGNOR:

ASSIGNEE:

CONSENTING INTERVENING PARTY:

WITNESSES: